Exhibit 10.37

FINANCIAL CONTENT
                        400 Oyster Point Blvd., Suite 435
                           So. San Francisco, CA 94080
                            Telephone: (650) 837-9850
                            Facsimile: (650) 745-2677
                          url: www.financialcontent.com
January 1, 2004

Wing Yu
400 Oyster Point Blvd., Suite 435
So. San Francisco, CA 94080

         Re:      Offer of Employment

Dear Wing:

On behalf of FinancialContent Services, Inc., I am delighted to confirm that the Board of Directors has agreed to increase the annual rate of your salary to $120,000.00, payable monthly in equal payments of $10,000.00, commencing January 1, 2004. Your position with the Company shall remain Chief Executive Officer.


                                                     Sincerely,

                                                    /s/ Dave Neville
                                                    --------------------------
                                                    Dave Neville
                                                    General Counsel